UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 31, 2008
Date of Report (Date of Earliest Event Reported)
FTD Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32425 (Commission File Number)	87-0719190 (I.R.S. Employer Identification Number)
3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)
(630) 719-7800
(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On January 31, 2008, the Board of Directors (the “Board”) of FTD Group, Inc. (the “Company”) approved amendments to the Amended and Restated Bylaws of the Company (the “Bylaws”) to comply with New York Stock Exchange rules which require securities listed on the exchange to be eligible for a direct registration system on and after March 31, 2008 and to provide for electronic transmission of notice to directors or stockholders, waiver of notice and consent to action taken by the Board without a meeting. In connection therewith, the Board determined to restate the Bylaws in their entirety (the “Second Amended and Restated Bylaws”) effective as of January 31, 2008. The following provisions of the Bylaws were amended:
•	Article II, Section 7 to provide that written notice to the Company’s stockholders may be provided by any method permitted by law, including by electronic transmission;

•	Article III, Section 6 to provide that notice to the Company’s Board may be provided and waived by electronic transmission in addition to the methods already permitted under the Bylaws (except that the amendment deletes the provision for notice to the Board by telegram);

•	Article III, Section 7 to provide that notice of special meetings of the Company’s Board may be provided by electronic transmission in addition to the methods already permitted under the Bylaws (except that the amendment deletes the provision for notice of special meetings of the Board by telegram);

•	Article III, Section 9 to provide that consent to action taken by the Board without a meeting may be provided by electronic transmission in addition to the written consent already permitted under the Bylaws;

•	Article VI, Section 1 to provide that the Company may issue shares of its stock in uncertificated form in addition to the certificates currently required under the Bylaws, for which certain additional conforming changes to other sections of that Article were also made;

•	Article VII, Section 6 to provide that notice to members of the Company’s Board or stockholders may be provided by any method permitted by law, including by electronic transmission, in addition to the written notice already permitted under the Bylaws; and

•	Article VII, Section 7 to provide that notice may be waived by electronic transmission by the person entitled to such notice, in addition to the waiver in writing already permitted under the Bylaws.
     The descriptions of the changes made in the Second Amended and Restated Bylaws set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws, FTD Group, Inc., dated as of January 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD Group, Inc.
By:	/S/ BECKY A. SHEEHAN
Becky A. Sheehan
Chief Financial Officer

Date: February 6, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws, FTD Group, Inc., dated as of January 31, 2008.